VOTING AGREEMENT

This Voting Agreement is entered into as of this 14th day of April, 2006, pursuant to the Agreement Among Ortec International, Inc., ORTN Acquisition Corp., Hapto Biotech, Inc. and Certain Shareholders and Option Holders of Hapto Biotech, Inc., for the merger of Hapto Biotech, Inc. with and into ORTN Acquisition Corp. dated as of April 14, 2006 (the “Merger Agreement”), and is the Voting Agreement referred to in the Merger Agreement. Capitalized terms not otherwise defined in this Voting Agreement shall have the meanings ascribed thereto in the Merger Agreement.

Until the earlier of:
(a) 2 years after the Closing Date or

(b)

the time when the number of Ortec Shares still owned by the Shareholders and the Option Holders (including Ortec Shares held by the Escrow Agent of which the Shareholders and Option Holders are the beneficial owners) and originally received by them pursuant to the terms of the Merger Agreement, aggregate less than 5% of the Ortec Shares then outstanding, the undersigned agree to vote all the Ortec Shares owned by them in favor of the election of the following persons as directors of Ortec:

Two Hapto Designee Directors (initially Raphael Hofstein and Andreas Vogler, but should either Raphael Hofstein and/or Andreas Vogler be unable or unwilling to serve as a director of Ortec for any reason, HBL shall have the right to choose a Hapto Designee Director in place of Raphael Hofstein or his successor, and Denkaria B.V. shall have the right to choose a Hapto Designee Director in place of Andreas Vogler or his successor), and

Steven Katz and

Ron Lipstein

Provided, however, that the undersigned will not be required to vote for Ron Lipstein and/or Steven Katz and/or the Hapto Designee if such person has been convicted of violating the securities laws of any country or any political subdivision of a country, or of any crime of moral turpitude, or conducts himself in any manner that his conduct is deemed by the other Ortec directors to be ethically objectionable.

IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date first above written.

H.B.L. Hadasit BioHoldings Limited
Ron Lipstein
Date:
By:
Print Name:
Title:
Date:	Steven Katz
Date:

Constantin A. Papastephanou
Date:

Denkaria B.V.

By:
Print Name:	Yoram Wilamowski,
Title:	as trustee for Baruch Marganitt
Date:	Date:

Microdent, Ltd.
Andreas Vogler
Date:
By:
Print Name:
Title:
Date:	Michael Rosenbaum
Date:

Latar-Tech Holdings, Ltd.
Rafi Gorodetsky
Date:
By:
Print Name:
Title:
Date:	Gerard Marx
Date:

Israel Technology Partners, L.P.	Ira Weinstein
Date:

By:
Print Name:
Title:	Anna Hotovely-Salomon
Date:	Date: